Via EDGAR Transmission
26-Mar-98

Securities and Exchange Commission
Judiciary Plaza
"450 Fifth Street, N.W."
"Washington, D.C. 20549-1004"

RE:	Bombardier Credit Receivables Corporation:
	Bombardier Receivables Master Trust I

Ladies and Gentlemen:

On behalf of Bombardier Credit Receivables Corporation
"(The ""Registrant""), we hereby file with the Commission a "
"Current Report on Form 8-K (The ""Report"") on behalf of the "
"Bombardier Receivables Master Trust I, and deliver to you " herewith the following documents:

	"One copy of the Report, including the exhibit being filed therewith," together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit "Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446."

"Very truly yours,"

Blaine Filthaut
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
"                                   WASHINGTON, D.C. 20549"

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

"         Date of Report ( Date of Earliest Event Reported):March 16, 1998"


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
"(Issuer with respect to the Floating Rate Class A Asset Backed Certificates," "Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates,"
Series 1994-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

"1600 Mountain View Drive, Colchester, Vermont          05446   "
(Address of principal executive offices)             (ZIP code)

"Registrant's telephone number, including area code:  (802) 655-2824"


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate "Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate" "Class B Asset Backed Certificates, Series 1994-1 (collectively, the" Certificates) of the Bombardier Receivables Master Trust I ( the "Trust) on March 16, 1998 is contained in the Distribution Date"
Statement   provided   to  each  holder  of  the   Certificates.   Such
Distribution Date Statement is attached hereto as Exhibit 99.1 and is "incorporated herein by reference. In addition, information concerning" the (I) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust (ii) amounts payable on account of the Variable Funding Certificate and
(iii) amount of Receivables held by the Trust which has been determined to be overdue is contained in the schedule attached hereto as Exhibit
99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1.   Distribution  Date  Statement   relating  to  interest
"        distributions  made on March 16,1998 on the  Floating Rate"
"        Class A Asset Backed Certificates, Series 1994-1 and the Fixed"
"        Rate Class B Asset Backed Certificates, Series 1994-1."

        99.2.   Schedule   detailing   (i)  the  amount  of  principal
        collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending
"        February 28, 1998, (ii) the total principal amount of Receivables"
        included in the Trust as of the date of such Collection Period which Bombardier Capital Inc. determined were overdue 31-60
"        days,  61-90  days or 91 days or  more,  (iii)  the  aggregate"
        amount of principal collections and non-principal collections on the Receivables for such Collection Period and (iv) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

"Pursuant to the requirements of the Securities Exchange Act of 1934, the" Registrant has duly caused this report to be signed on its behalf by the "undersigned, thereunto duly authorized on the date indicated."

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                    BY: _____________________________
                                    Name: Blaine H. Filthaut
                                    Title: Vice President

"Dated: March 26,1998"

                                  EXHIBIT INDEX



Exhibit No. Page # Description

99.1        5      Distribution Date Statement relating to interest
"                   distributions made on March 16, 1998 on the Floating "
"                   Class A Asset Backed Certificates, Series 1994-1 and the "
"                   Fixed Rate Class B Asset Backed Certificates, Series 1994-1"


99.2        8      Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                   Funding Certificate for the Collection Period ending
"                   February 28,1998 (ii) the aggregate amount of principal "
                   Collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                   Fee payable on account of the Variable Funding Certificate for such Collection Period.


99.3        9      Schedule detailing (i) the total principal amount of
                   receivables included in the Trust as of the end of such
                   Collection Period which Bombardier Capital
"                   were overdue for 31-60 days, 61-90 days "
"                   or 91 days or more,  (ii) the age distribution "
                   of product receivables as a percentage of total
"                   principal outstanding as at February 28, 1998."



Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1997-1
Distribution Date:			03/16/98
1 Amount of principal paid or distributed:
  (a) Class A Certificates:					0
"  per $1,000 original principal amount of Class A Certificates"					0
  (b) Class B Certificates:					0
"  per $1,000 original principal amount of Class B Certificates"					0
2 Floating Allocation Percentage for such Collection Period
    (unweighted average):					61.73%
3 Principal Allocation Percentage for such Collection Period:					N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:					" 1,723,500.00 "
"  per $1,000 original principal amount of Class A Certificates"					4.31
  (b) Class B Certificates:					" 121,147.03 "
"  per $1,000 original principal amount of Class B Certificates"					4.47
5.(a) Series 1997-1 Investor Default Amount for such Distribution Date:
  		" 1,580,785.91 "
"6. Required Subordination Draw Amount, if any,"					0
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:
   	0
     (b) Amount of Reimbursements of Investor Charge-Offs for the
    preceding period:					0
8.  (a) Amount of Class A Carryover Amount being paid or distributed					 -
     (b)  Balance:					0
"   Distributed per $1,000 original principal amount of Class A Certificates"
   					0.00
9.  (a) Amount of Class B Carryover Amount being paid or distributed					 -
     (b)  Balance:					0
"   Distributed per $1,000 original principal amount of Class B Certificates"
  				0.00
10. Pool Balance at end of related Collection Period					" 796,766,369 "
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:					" 400,000,000 "
  (b) Outstanding principal amount of Class B Certificates:					" 27,125,000 "
  (c) Certificate Balance:					" 427,125,000 "
  (d) Pool Factor for Class A Certificates:					 1.00000000000
  (e) Pool Factor for Class B Certificates:					 1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this
    Distribution Date:					5.6250%
       (2)  Net Receivables Rate 					10.18%
  (b) Class A Rate:					5.7450%
  (c) Class B Rate:					5.9550%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period
  				" 711,875 "
      (b) Series 1997-1 Excess Servicing Fee being distributed and remaining
     balance (if any):					" 2,728,882 "
      (1) Distributed:					" 2,728,882 "
      (2) Balance:					0
14.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):					" 427,125,000 "
15.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:					" 29,619,330 "
             On this Distribution Date:					" 26,459,686 "
16.  The Incremental Subordinated Amount on the immediately preceding
    Determination Date					" 4,760,203 "
             On this Distribution Date:					" 1,600,559 "
17.  The Reserve Fund Balance for this Distribution Date:					" 2,135,625 "
18.  The Excess Funding Account Balance for this Distribution Date:					0
19.  Amount in the Excess Funding Account at the beginning of an
     Early Amortization Period or Intitial
      Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:					N/A
  (b) Class B Certificates (only if Class A Certificates have been
   paid in full):					N/A
20. The minimum Collection Account balance with respect to this
   Distribution Date:					" 5,029,768.14 "
  Series 1997-1 Interest Payments on Class A Certificates
   			" 1,723,500.00 "
  Series 1997-1 Interest Payments on Class B Certificates					" 121,147.03 "
  Series 1997-1 Investor Defaults (to be remitted to BCI)
 	" 1,580,785.91 "
  Series 1996-1 Servicer Advances (to be remitted to BCI)					" 394,335.98 "
  Series 1996-1 Investor Defaults (to be remitted to BCI)					" 304,997.28 "
  Series 1997-2 Servicer Advances (to be remitted to BCI)					" 484,493.53 "
  Series 1997-2 Investor Defaults (to be remitted to BCI)					" 370,099.13 "
  Series 1997-2 Fees (to be remitted to ABN)					" 11,250.00 "
  Collection Account Investment Proceeds (to be remitted to BCI)
 				" 25,576.79 "
  Series 1997-1 Reserve Fund Investment Proceeds (to be remitted to BCI)
  			" 8,918.41 "
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)
   		" 2,088.00 "
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)
 				" 2,088.00 "
  Series 1997-1 Excess Fund Account Investment Proceeds (to be
  remitted to BCI)					 -
  Series 1996-1 Excess Fund Account Investment Proceeds (to be
   remitted to BCI)					 488.09
  Series 1997-2 Excess Fund Account Investment Proceeds (to be
   remitted to BCI)					 -
21.  An Early Amortization Event has occurred:					NO
22.  The Servicer has elected not to extend the Initial Principal
   Payment Date:					N/A
23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables
 in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
such three-month period is:					0.09%
24. Three-Month Payment Rate for the three (3) most recent Collection Periods:
  				16.48%
A Three-Month Payment Rate Trigger has occurred:					NO
25. Receivables Rate :					12.18%
26. Inventory Aging as of the end of the Collection Period:
                           0-120 days					49.5%
                          120-180 days					16.9%
                          180-270 days					12.0%
                          Over 270					21.6%
27. Optional removal of Receivables aged greater than 450 days
  	" 19,492,480 "
28. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit
in the Excess Funding Accounts for all other Series on the Distribution Date as a percentage
of the assets of the Trust:					0.0%
     Has an asset composition Event Occurred:					NO
29. Amount of 491 Day Aged Receivables made Ineligible during Collection
   Period:					" 12,178,367 "
      Cumulative amount of 491 Day Aged Receivables made Ineligible from
   Closing Date to
"          current Collection Period (pre June 1, 1998) or during current
  Origination Period "
"          (post May 31, 1998):"					"$74,483,547"
      Put Limit:					"$80,908,552"
      Has an Early Amortization Event Occurred:					NO
30. Principal Amount of Receivables subject to a Participation Interest at
   end of Collection Period:					0




31. Product Line Breakdown
         Bombardier:					40.4%
         Marine:					35.1%
         Recreational Vehicles:					7.4%
         CEA / Other:					3.6%
         Manufactured Housing:					13.3%
         Lawn & Garden:					0.1%
                 Total:					100%
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:					 -
      Industry Overconcentrations:					 -
      Dealer Overconcentrations:					" 2,792,091 "
      Manufacturer Overconcentrations:					 -
                 Total Overconcentration Amounts:					" 2,792,091 "
33. (a) BRMT I Defaulted Amount for Collection Period:					" 2,741,666 "
     (b) BRMT I Non-Principal Collections Collection Period:					" 12,033,146 "
     (c) BRMT I Principal Collections Collection Period:					" 137,961,093 "
34
 . Total Defaulted Amount at end of Collection Period relating to non payment

of at least $150 of interest due more than 90 days:					" 1,509,065 "
35. Amount of Receivable purchased by the trust at a discount during
   Collection Period:					" 2,950,477 "
36. Has an automatic Addition of Accounts Occurred:					NO
37. Pool data on Receivables added as Automatic Account Additions					N/A
Prepared by:   James Dolan
Director of Securitization
Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1996-1
Distribution Date:			03/16/98

1 (a) Class A Amount Outstanding at beginning of Interest Period:
 				" 80,000,000 "
   (b) Optional Amortizations during Interest Period					 -   	 -
   (c) Class A Increases during Interest Period					" 20,000,000 "
   (d) Class A Amount Outstanding at end of Interest Period:
 			" 100,000,000 "

2 Floating Allocation Percentage for such Collection Period
    (unweighted average):					12.01%
3 Principal Allocation Percentage for such Collection Period:					N/A
4. Interest:
  (a) Class A Monthly Interest accrued for the previous interest period:
		" 385,713.51 "
  (b) Previously accrued and unpaid Class A Monthly Interest
  (including interest thereon):					" 205,845.54 "
  (b) Servicer Advances:					" 394,335.98 "
  (d) Remaining accrued and unpaid Class A Monthly Interest (including
    interest thereon):					" 197,223.07 "
5. Series 1996-1 Investor Default Amount for such Distribution Date:
		" 304,997 "
"6. Required Subordination Draw Amount, if any,"
    for the preceding Collection Period (or for such Distribution Date):					0
7. Amount of:
  (a) Investor Charge-Offs for the preceding Collection Period:					0
  (b) Reimbursements of Investor Charge-Offs for the preceding period:					0
8. Pool Balance at end of related Collection Period					" 796,766,369 "
9. Outstanding principal amount of Class A Certificates (at end of Collection
     Period):					" 80,000,000 "
10. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this
   Distribution Date:					5.6250%
       (2)  Net Receivables Rate 					10.18%
  (b) Class A Rate:					5.8661%
11.  (a) Amount of Monthly Servicing Fee					" 138,095 "
      (b) Series 1996-1 Excess Servicing Fee being distributed and remaining
 balance (if any):					" 472,324 "
      (1) Distributed:					" 472,324 "
      (2) Balance:					0
12.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):					" 100,000,000 "
13.  The Available Subordinated Amount
             On the immediately preceding Distribution Date:					" 5,660,132 "
             On this Distribution Date:					" 6,120,283 "
14.  The Incremental Subordinated Amount on the immediately preceding
  Determination Date:					" 1,004,047 "
             On this Distribution Date:					" 300,177 "
15.  (a) The Reserve Fund Balance for previous Distribution Date:
 			" 500,000.00 "
       (b) Deposit (withdrawal) due to change in amount of Certificates
   outstanding					 -
       (c) Application of Reserve Fund per Section 4.07 (a) to be transferred
   to Collection Account					 -
       (d) Deposit for Reserve Fund Deposit Amount					 -
       (e) The Reserve Fund Balance for this Distribution Date:
 	" 500,000.00 "
16.  The Excess Funding Account Balance for this Distribution Date:					0
17.  Amount in the Excess Funding Account at the beginning of an Early
   Amortization Period or Intitial
      Amortization Period to be distributed as a payment of principal in
  respect to:					 N/A


18. The minimum Collection Account balance with respect to this Distribution
   Date:					" 5,029,768.14 "
  Series 1997-1 Interest Payments on Class A Certificates					" 1,723,500.00 "
  Series 1997-1 Interest Payments on Class B Certificates					" 121,147.03 "
  Series 1997-1 Investor Defaults to be remitted to BCI					" 1,580,785.91 "
  Series 1996-1 Servicer Advances					" 394,335.98 "
  Series 1996-1 Investor Defaults to be remitted to BCI					" 304,997.28 "
  Series 1997-2 Servicer Advances (to be remitted to BCI)					" 484,493.53 "
  Series 1997-2 Investor Defaults (to be remitted to BCI)					" 370,099.13 "
  Series 1997-2 Fees (to be remitted to ABN)					" 11,250.00 "
  Collection Account Investment Proceeds					" 25,576.79 "
  Series 1997-1 Reserve Fund Investment Proceeds					" 8,918.41 "
  Series 1996-1 Reserve Fund Investment Proceeds					" 2,088.00 "
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)
  	" 2,088.00 "
  Series 1997-1 Excess Fund Account Investment Proceeds					 -
  Series 1996-1 Excess Fund Account Investment Proceeds					 488
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)
					 -
19.  An Early Amortization Event has occurred:					 NO
20.  The Servicer has elected not to extend the Initial Principal Payment Date:
					 N/A
21.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables
 in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
such three-month period is:					0.09%
22. Three-Month Payment Rate for the three (3) most recent Collection Periods:
  				16.48%
		Avg. Pool	Prin.
		Balance	Payments
	Dec-97	" 661,520,183 "	" 116,651,792 "	17.63%
	Jan-98	" 668,324,112 "	" 80,364,246 "	12.02%
	Feb-98	" 697,162,745 "	" 137,961,093 "	19.79%
A Three-Month Payment Rate Trigger has occurred:					NO
23. Receivables Rate:					12.18%
24. Inventory Aging as of the end of the Collection Period:
                           0-120 days					49.5%
                          120-180 days					16.9%
                          180-270 days					12.0%
                          Over 270					21.6%
25. Optional removal of Receivables aged greater than 450 days
 			" 19,492,480 "
26. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit
in the Excess Funding Accounts for all other Series on the Distribution Date as a percentage
of the assets of the Trust:					0.00%
     Has an asset composition Event Occurred:					 NO
27. Amount of 491 Day Aged Receivables made Ineligible during Collection Period:
					" 12,178,367 "
      Cumulative amount of 491 Day Aged Receivables made Ineligible from
  Closing Date to
"          current Collection Period (pre June 1, 1998) or during current
   Origination Period "
"          (post May 31, 1998):"					" 74,483,547 "
      Put Limit:					" 80,908,552 "
      Has an Early Amortization Event Occurred:					 NO
28. Principal Amount of Receivables subject to a Participation Interest at end
  of Collection Period:					 -





29. Product Line Breakdown
         Bombardier:					40.4%
         Marine:					35.1%
         Recreational Vehicles:					7.4%
         CEA / Other:					3.6%
         Manufactured Housing:					13.3%
         Lawn & Garden:					0.1%
                 Total:					100.0%
30. Overconcentration Amounts:
      Designated Manufacturer Concentration:					 -
      Industry Overconcentrations:					 -
      Dealer Overconcentrations:					" 2,792,091 "
      Manufacturer Overconcentrations:					 -
                 Total Overconcentration Amounts:					" 2,792,091 "
31. (a) BRMT I Defaulted Amount for Collection Period:					" 2,741,666 "
     (b) BRMT I Non-Principal Collections Collection Period:					" 12,033,146 "
     (c) BRMT I Principal Collections Collection Period:					" 137,961,093 "
32. Total Investor Default Amount at end of Collection Period relating to non payment
of at least $150 of interest due more than 90 days:					" 1,509,065 "
33. Amount of Receivable purchased by the trust at a discount during Collection
    Period:					" 2,950,477 "
34. Has an automatic Addition of Accounts Occurred:					 NO
35. Pool data on Receivables added as Automatic Account Additions					 N/A
36.  (a) Portfolio Yield for the most recent three consecutive Collection
   Periods (p.a.):				Average:	12.41%
 				Feb-98	15.59%
				Jan-98	13.35%
				Dec-97	9.16%

      (b) Base Rate for the most recent three consecutive Collection Periods
   (p.a.):				Average:	8.02%
				Feb-98	7.86%
				Jan-98	8.05%
				Dec-97	8.13%


Prepared by:   James Dolan
Director of Securitization
Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:			03/16/98

For the Collection Period:		02/01/98	through	02/28/98

Aggregate Non-Principal Collections					" 12,033,146 "
Aggregate Principal Collections					" 137,961,093 "
Variable Funding Percentage (unweighted)					3.24%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:					" 533,394 "
       Principal Collection Distributions:					" 4,076,005 "

Variable Funding Amount as of the last day of the Collection Period:
  	" 128,767,825 "
Variable Funding Default Amount					" 261,477 "
Monthly Servicing Fee Due					" 44,764 "

"Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the
  Pooling and Servicing Agreement, deposits"
into the Collection Account are net of the sum of (i) the Variable Funding
 Percentage of such Collections and
"(ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee."
Prepared by:   James Dolan
Director of Securitization
Bombardier Capital Inc.